                                                                EXHIBIT 10.22(b)
                                                                ----------------


                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This Amendment is made as of November 13, 1996 among EKCO GROUP, INC., a Delaware Corporation ("Group"), EKCO HOUSEWARES, INC., a Delaware corporation and a wholly owned subsidiary of Group ("Housewares"), and EKCO CONSUMER PLASTICS, INC. (formerly Frem Corporation), a Massachusetts corporation and a wholly owned subsidiary of Housewares ("Frem" and collectively with Group and Housewares, the "Obligors"); FLEET NATIONAL BANK (formerly Fleet Bank of Massachusetts, N.A.), a national banking association as agent (the "Agent") and the Lenders set forth below under a Credit Agreement dated as of April 11, 1995, as amended (the "Credit Agreement").

     WHEREAS, the Obligors and the Lenders have agreed to certain modifications of the Credit Agreement;

     NOW, THEREFORE, the parties agree as follows:


     1.   Section 1.1. Definitions shall be amended as follows:


          "BORROWING BASE" shall mean eighty percent (80%) of Eligible Accounts. In calculating the Borrowing Base, the Borrower shall deduct from Eligible Accounts the amount of any (i) deposit which an account debtor may have paid with respect to the goods or services to which such account receivable relates;
(ii) potential setoff; (iii) amount in dispute; and (iv) advertising or other allowance (except an allowance for prompt payment) that will be deducted from the receivable in the ordinary course of collection. The Agent, in its discretion, may from time to time by seven (7) days prior notice to the Borrower
(a) determine that any item included in the Borrowing Base is unacceptable for inclusion in the Borrowing Base in the future; or (b) establish reserves against the collection of any accounts receivable where the Agent has a reasonable basis to doubt the full and timely collectability of such accounts receivable.

          "ELIGIBLE ACCOUNTS" shall mean accounts receivable which (a) arise from the sale of goods which have been shipped; (b) are not outstanding for more than 120 days after the date of invoice; (c) are not past due for more than 30 days beyond the due date specified in the invoice; (d) are not represented by a note or other negotiable instrument; (e) are due from an account debtor located in the United States; (f) the account debtor is CREDIT WORTHY and not subject to any insolvency proceedings; (g) are not due from a Subsidiary or an Affiliate; and (h) are subject to a first priority perfected security interest in favor of the Lenders.

          "MAXIMUM REVOLVING CREDIT AMOUNT" shall mean $35,000,000.

     2. ARTICLE 2. THE CREDITS. (a) The introduction and Section 2.1 shall be amended in their entirety to read as follows:

          "Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein, each of the Lenders hereby establish a secured Revolving Credit Facility in favor of Group in the respective principal amounts of each Lender's Revolving Credit Commitment. The aggregate principal amount of the Lenders' Revolving Credit Commitments is $35,000,000. All references hereinafter made to Borrowers or Borrower shall mean Group.

          SECTION 2.1. THE REVOLVING CREDIT FACILITIES. (a) Subject to the terms and conditions of this Agreement and so long as there exists no Default, at any time prior to the Revolving Credit Termination Date or the earlier acceleration of the Revolving Credit Notes, each Lender shall severally make such Advances to the Borrower as the Borrower may from time to time request, by notice to the Agent in accordance with Section 2.2, in an aggregate amount with respect to any Revolving Credit Facility (i) as to each Lender, not to exceed at any time the amount of such Lender's Revolving Credit Commitment with respect to such Revolving Credit Facility, and (ii) as to all of the Lenders, not to exceed an amount determined by subtracting (A) the aggregate outstanding balance of all Advances theretofore made by the Lenders with respect to such Revolving Credit Facility PLUS the aggregate amount available to be drawn under all Letters of Credit issued by the Agent for the account of the applicable Obligor in accordance with Section 2.11 hereof, PLUS the amount of any unreimbursed draws under Letters of Credit FROM (B) the lesser of (x) the Borrowing Base or (y) the Maximum Revolving Credit Amount from time to time in effect for such Revolving Credit Facility. Concurrently with the execution of the Agreement, the Borrower will execute and deliver to the Lenders their Revolving Credit Notes to evidence the Advances under the respective Revolving Credit Facilities.

          (b) Subject to the foregoing limitations and the provisions of Article 4 hereof, the Borrower shall have the right to repay the outstanding balance of the Advances and to request further Advances, by notice to the Agent in accordance with Section 2.2; PROVIDED that the Agent and the Lenders shall have the absolute right to refuse to make any Advances for so long as there would exist any Default upon the making of such Advance of after giving effect thereto. All outstanding Advances and all interest accrued and unpaid thereon and all other amounts outstanding hereunder shall be paid in full on the Revolving Credit Termination Date.

          (c) The Borrower shall furnish a computation of the Borrowing Base on a form approved by the Agent by the fifteenth (15th) day of each calendar month which computation shall be prepared as of the close of business on the last business day of the preceding calendar month and certified as correct by the Borrower's chief financial officer, treasurer or controller. The Lenders shall have no obligation to make any Advance if the Borrower fails to furnish such computation on a timely basis."

          (d) SECTION 2.5. FEES. Subsection (a) shall be amended by substituting "one-half of one percent (.50%)" for "three-eighths of one percent (.375%)."

          Subsection (b) shall be amended by substituting "the Applicable Margin-LIBOR Rate" for "one and one-quarter percent (1.25%)."

     3.   The following SECTION 6.14 shall be added following Section 6.13:

          "SECTION 6.14. MONTHLY FINANCIAL STATEMENTS. As soon as available, and in any event within thirty (30) days after the end of each month of the Borrower (except such period shall be forty-five (45) days after the last month of the Borrower's fiscal year), the Borrower shall furnish the Agent and the Lenders with unaudited consolidated and consolidating balance sheets of Group and its Subsidiaries, as of the end of such month and related consolidated and consolidating statements of income, and consolidated statements of stockholders' equity and estimated cash flows of Group and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month."

     4. SECTION 7.1. MINIMUM CONSOLIDATED EBITDA is restated in its entirety to read as follows:

          "The Consolidated EBITDA of Group and its Subsidiaries shall not be less than the amount set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:

                  Period                            Consolidated EBITDA (Group)
                  ------                            ---------------------------
         Fiscal Year End 1995                               $43,000,000

         First Quarter Fiscal Year 1996 through
         Third Quarter Fiscal Year 1996                      40,000,000

         Fourth Quarter Fiscal Year 1996                     30,000,000

         First Quarter Fiscal Year 1997 through
         Third Quarter Fiscal Year 1997                      45,000,000

         Fiscal Year End 1997 and thereafter                 50,000,000"

     5. SECTION 7.2. RATIO OF CONSOLIDATED EBITA TO CONSOLIDATED INTEREST EXPENSE is restated in its entirety to read as follows:

     "The ratio of Group's Consolidated EBITA to Consolidated Interest Expense shall not be less than the ratios set for below as measured at the end of each fiscal quarter on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters.

                  Period                                                 Ratio
                  ------                                                 -----

          Fiscal Year End 1995                                         2:45:1.0

          First Quarter Fiscal Year 1996 through
          Third Quarter Fiscal Year 1996                               2:25:1.0

          Fiscal Year End 1996                                         1:60:1:0

          First Quarter Fiscal Year 1997 and thereafter                2:75:1.0"


     6. SECTION 7.3. CONSOLIDATED FIXED CHARGE COVERAGE RATIO is restated in its entirety to read as follows:

     "The ratio of Group's Consolidated Cash Flow to Consolidated Fixed Charges shall not be less than the ratios set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:

                  Period                                                 Ratio
                  ------                                                 -----

          Fiscal Year End 1995                                         1:40:1.0

          First Quarter Fiscal Year 1996 through
          Third Quarter Fiscal Year 1996                               1:40:1.0

          Fiscal Year End 1996                                         1:30:1:0

          First Quarter Fiscal Year 1997 through
          Third Quarter Fiscal Year 1997                               1:75:1.0

          Fiscal Year End 1997 and thereafter                          2:00:1.0"

     7. SECTION 7.4. RATIO OF CONSOLIDATED SENIOR FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA is restated to read as follows:

     "The ratio of Group's Consolidated Senior Funded Indebtedness to Consolidated EBITDA shall not exceed the ratios set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:

                  Period                                                 Ratio
                  ------                                                 -----

          Fiscal Year End 1995                                         2.45:1.0

          First Quarter Fiscal Year 1996 through
          Third Quarter Fiscal Year 1996                               3.20:1.0

          Fiscal Year End 1996                                         4:50:1:0

          First Quarter Fiscal Year 1997 through
          Third Quarter Fiscal Year 1997                               2.90:1.0

          Fiscal Year End 1997 and thereafter                          2.50:1.0"


     8.   SECTION 9.6. MERGERS AND ACQUISITIONS. The proviso to subsection
(a) added by the Second Amendment dated March 26, 1996 is amended in its entirety as follows:

          "and further provided, that no acquisition shall be made without the prior written approval of Majority Lenders and no acquisition that involves an expenditure in excess of $5,000,000 shall be made without the prior written consent of all Lenders."

     9. SECTION 12.1. ACTION BY LENDERS. Subparagraph (a) is amended in its entirety to read as follows:

          "(a) no reduction in principal, interest rates, Revolving Credit Commitment Fee, Letter of Credit Commitment Fee or any other fee relating to the Revolving Credit Commitments or the Advances shall be made;"

     10. The Lenders hereby waive compliance with respect to the following financial covenants for the Third Quarter Fiscal Year 1996: Section 7.1 Minimum Consolidated EBITDA, 7.2 Ratio of Consolidated EBITA to Consolidated
Interest Expense, 7.4 Ratio of Consolidated Senior Funded Indebtedness to Consolidated EBITDA. Such waiver shall not apply with respect to any other period.

     11. The Borrower agrees to provide a written supplement to the Schedules to the Credit Agreement on or before November 22, 1996, such that the Schedules as modified by the supplement will be true, accurate and correct as of the date of this Third Amendment.

     12. The Borrower shall pay an amendment fee to the Agent for the pro rata benefit of the Lenders in connection with the execution of this Third Amendment of $93,750. The Borrower agrees to pay an additional amendment fee of $43,750 in the event the Borrower and the Lenders reach agreement for a further amendment which restates the financial covenants and other provisions as deemed necessary for Fiscal 1997 and 1998.

     13. The Revolving Credit Commitment and Revolving Credit Commitment Percentage of each Lender is set forth below such Lender's name on the execution page of this Third Amendment, which replace and supersede the Revolving Credit Commitment and Revolving Credit Commitment Percentage set forth on the execution pages to the Second Amendment.

     14. Except as specifically set forth herein and in the First Amendment to Credit Agreement dated December 31, 1995 and the Second Amendment to Credit Agreement dated March 25, 1996, the Credit Agreement remains in full force and effect.

     WITNESS, the execution hereunder under seal as of the date set forth above:

                                BORROWER:

                                EKCO GROUP, INC.


                                By: /S/DONATO A. DENOVELLIS
                                    -------------------------------------------
                                    Name:  Donato A. DeNovellis
                                    Title: Executive Vice President, Finance
                                           and Administration and Chief
                                           Financial Officer

                                GUARANTORS:

                                EKCO HOUSEWARES, INC.


                                By: /S/DONATO A. DENOVELLIS
                                    -------------------------------------------
                                    Name:  Donato A. DeNovellis
                                    Title: Senior Vice President and Chief
                                           Financial Officer


                                EKCO CONSUMER PLASTICS, INC.


                                By: /S/DONATO A. DENOVELLIS
                                    -------------------------------------------
                                    Name:  Donato A. DeNovellis
                                    Title: Vice President, Chief Financial
                                           Officer and Clerk

                                AGENT:

                                FLEET NATIONAL BANK (formerly Fleet Bank of
                                Massachusetts, N.A.), as Agent


                                By: /S/THOMAS F. MCNAMARA
                                    -------------------------------------------
                                    Name:  Thomas F. McNamara
                                    Title: Vice President

                                LENDERS:

                                FLEET NATIONAL BANK (formerly Fleet Bank of
                                Massachusetts, N.A.)


                                By: /S/THOMAS F. MCNAMARA
                                    -------------------------------------------
                                    Name:  Thomas F. McNamara
                                    Title: Vice President

                                Address: Fleet National Bank
                                         75 State Street
                                         Boston, Massachusetts 02109
                                         Attn: Thomas F. McNamara,
                                                Vice President
                                         Telefax: (617) 346-1837

                                Revolving Credit
                                Commitment Percentage: 40.00%

                                Revolving Credit Commitments: $14,000,000

                                ABN AMRO BANK N.V., BOSTON BRANCH


                                By: /S/CAROL A. LEVINE
                                   --------------------------------------------
                                   Name:  Carol A. Levine
                                   Title: Senior Vice President &
                                          Managing Director

                                By: /S/CHARLES J. WAHLE
                                   --------------------------------------------
                                   Name:  Charles J. Wahle
                                   Title: Assistant Vice President

                                Address: ABN AMRO Bank, N.V.,
                                         Boston Branch
                                         One Post Office Square - 39th Floor
                                         Boston, Massachusetts 02109
                                         Attn: Charles J. Wahle, Vice President
                                         Telefax: (617) 988-7910

                                Revolving Credit
                                Commitment Percentage: 20%

                                Revolving Credit Commitments: $7,000,000

                                THE SUMITOMO BANK, LIMITED


                                By: /S/D.G. EASTMAN
                                   --------------------------------------------
                                   Name:  D.G. Eastman
                                   Title: Vice President & Manager


                                By: /S/ ALFRED DEGEMMIS
                                   --------------------------------------------
                                   Name:  Alfred DeGemmis
                                   Title: Vice President

                                Address: The Sumitomo Bank, Limited
                                         One Post Office Square, Suite 3820
                                         Boston, Massachusetts 02109
                                         Attn: Alfred DeGemmis, Vice President
                                         Telefax: (617) 423-4884

                                Revolving Credit
                                Commitment Percentage: 13.33%

                                Revolving Credit Commitments: $4,666,666

                                PNC BANK, NATIONAL ASSOCIATION


                                By: /S/KWAN L. GRAYS
                                   --------------------------------------------
                                   Name:  Kwan L. Grays
                                   Title: Assistant Vice President

                                   Address: PNC Bank, National Association
                                            345 Park Avenue, 29th Floor
                                            New York, New York 10154
                                            Attn: Kwan L. Grays
                                            Telefax: (212) 409-3737

                                Revolving Credit
                                Commitment Percentage: 13.33%

                                Revolving Credit Commitments: $4,666,666

                                MELLON BANK, N.A.


                                By: /S/RITA C. LONG
                                   --------------------------------------------
                                   Name:  Rita C. Long
                                   Title: Vice President

                                   Address: Mellon Bank, N.A.
                                            One Boston Place - 6th Floor
                                            Boston, Massachusetts 02108
                                            Attn: Rita Long
                                            Telefax: (617) 722-3516

                                Revolving Credit
                                Commitment Percentage: 13.33%

                                Revolving Credit Commitments: $4,666,666